This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee (the "Trustee"). Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete. In addition, in order to comply with the 15-day filing requirements of the Trustee, certain year-end adjustments have been excluded from this report. The debtors anticipate filing an amended report when information relative to these adjustments becomes available.

                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                          EASTERN DISTRICT OF WISCONSIN


Case Name: FV Steel & Wire Company ("FVSW")               Case No:  04-22421-SVK
           Keystone Consolidated Industries, Inc. ("KCI")           04-22422-SVK
           DeSoto Environmental Management, Inc. ("DEMI")           04-22423-SVK
           J.L. Prescott Company ("JLP")                            04-22424-SVK
           Sherman Wire Company ("SWC")                             04-22425-SVK
           Sherman Wire of Caldwell, Inc.("SWCI")                   04-22426-SVK


                           FOR MONTH OF AUGUST, 2005.


                              I. FINANCIAL SUMMARY


                         CASH RECEIPTS AND DISBURSEMENTS
                         -------------------------------

                                     FVSW            KCI           DEMI           JLP           SWC          SWCI          Total
                                     ----            ---           ----           ---           ---          ----          -----
A.  CASH ON HAND START OF MONTH             $0     $3,738,620            $0            $0          $290            $0    $3,738,910
                                  --------------------------------------------------------------------------------------------------
B.  RECEIPTS                                 0     74,739,192             0             0         8,322         1,650    74,749,164
C.  DISBURSEMENTS                            0     74,546,982             0             0        15,919         2,650    74,565,551
                                  -------------------------------------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)             0        192,210             0             0        (7,597)       (1,000)      183,613
                                  --------------------------------------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH               $0     $3,930,830            $0            $0       ($7,307)      ($1,000)   $3,922,523
                                  ==================================================================================================

Note 1 - KCI Cash On Hand At End of Month includes $5,470,323 of cash held in escrow for anticipated payment to Unsecured Creditors' Committee upon emergence from Chapter 11. (See U.S. Bank - Portland, Oregon accounts # 15365681004 and # 436000100).

Note 2 - KCI Receipts and Disbursement exclude transfers between KCI cash accounts of $28,151,891.


                            PROFIT AND LOSS STATEMENT
                            -------------------------
                                  ACCRUAL BASIS
                                  -------------

                                                                                             Sub        Elimin-
                              FVSW       KCI       DEMI      JLP        SWC       SWCI      Total       ations        Total
                              ----       ---       ----      ---        ---       ----      -----       -------       -----
A NET SALES                      $0  $27,139,229       $0       $0  $1,263,706       $0  $28,402,935  ($1,800,456) $26,602,479
B.COST OF SALES                   0   21,842,004        0        0   1,077,643        0   22,919,647   (1,800,456)  21,119,191
                            ---------------------------------------------------------------------------------------------------
C.GROSS PROFIT                    0    5,297,225        0        0     186,063        0    5,483,288            0    5,483,288
D.TOTAL OPERATING EXPENSES    3,534    6,915,000        0   60,000     324,544    5,848    7,308,926     (204,070)   7,104,856
                            ---------------------------------------------------------------------------------------------------
E.NET INCOME (LOSS) FROM
 OPERATIONS                  (3,534)  (1,617,775)       0  (60,000)   (138,481)  (5,848)  (1,825,638)     204,070   (1,621,568)
F.NON-OPERATING,
 NON-RECURRING
 REVENUE(EXPENSES)              551   (2,609,418)  60,000        0      98,907        0   (2,449,960)    (204,070)  (2,654,030)
                            ---------------------------------------------------------------------------------------------------
H.NET INCOME (LOSS)         ($2,983) ($4,227,193) $60,000 ($60,000)   ($39,574) ($5,848) ($4,275,598)          $0  ($4,275,598)
                            ===================================================================================================

                  II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)
                  -------------------------------------------

                                                                                             Sub        Elimin-
                              FVSW       KCI        DEMI     JLP        SWC       SWCI      Total       ations        Total
                              ----       ---        ----     ---        ---       ----      -----       -------       -----
A.  Related to Business
    Operations:
--------------------------
Total Revenue (Sales)                $27,139,229                    $1,263,706           $28,402,935  ($1,800,456) $26,602,479
                            ---------------------------------------------------------------------------------------------------

Less:  Cost of Goods Sold:
  Beginning Inventory
   at Cost                            62,687,773                     3,207,506            65,895,279                65,895,279
  Add: Purchases                      20,536,283                     1,500,761            22,037,044   (1,800,456)  20,236,588
  Less:  Ending Inventory
   at Cost                            61,382,052                     3,630,624            65,012,676                65,012,676
                            ---------------------------------------------------------------------------------------------------
Cost of Good Sold                 0   21,842,004        0        0   1,077,643        0   22,919,647   (1,800,456)  21,119,191
                            ---------------------------------------------------------------------------------------------------

Gross Profit                      0    5,297,225        0        0     186,063        0    5,483,288            0    5,483,288
                            ---------------------------------------------------------------------------------------------------

Less:  Operating Expenses:
  Officer Compensation                    43,750                                              43,750                    43,750
  Salaries and Wages --
   Other Employees                     1,152,434                        74,012             1,226,446                 1,226,446
  Employee Benefits and
   Pensions                      90    2,693,308                        37,392             2,730,790                 2,730,790
  Payroll Taxes                           95,440                        11,685               107,125                   107,125
  Real Estate Taxes                       14,908                        12,057      633       27,598                    27,598
  Federal and State Income
   Taxes                                       0                                                   0                         0
  Rent and Lease Expense                  68,425                           697                69,122                    69,122
  Interest Expense                       432,158            60,000                           492,158     (193,201)     298,957
  Insurance                               89,692                        12,730               102,422                   102,422
  Automobile Expense                           0                             0                     0                         0
  Utilities                              249,844                        11,481      134      261,459                   261,459
  Depreciation and
   Amortization               3,444    1,112,879                        89,662    4,081    1,210,066                 1,210,066
  Repairs and Maintenance                154,316                         3,543        0      157,859                   157,859
  Advertising                             71,643                                              71,643                    71,643
  Supplies, Office Expense
   and Photocopies                        75,411                         9,621                85,032                    85,032
  Bad Debts                                    0                                                   0                         0
  Miscellaneous                   0      660,792        0        0      61,664    1,000      723,456      (10,869)     712,587
                            ---------------------------------------------------------------------------------------------------
Total Operating Expenses      3,534    6,915,000        0   60,000     324,544    5,848    7,308,926     (204,070)   7,104,856
                            ---------------------------------------------------------------------------------------------------

Net Income (Loss) From
 Operations                  (3,534)  (1,617,775)       0  (60,000)   (138,481)  (5,848)  (1,825,638)     204,070   (1,621,568)
                            ---------------------------------------------------------------------------------------------------


B.  Not Related to
    Business Operations:
--------------------------
Revenue:
  Interest Income               551       25,057   60,000              133,201               218,809     (193,201)      25,608
  Net Gain (Loss) on Sale
   of Assets                             (12,286)                            0               (12,286)                  (12,286)
  Other                           0       96,604        0        0         706        0       97,310      (10,869)      86,441
                            ---------------------------------------------------------------------------------------------------
Total Non-Operating
 Revenue                        551      109,375   60,000        0     133,907        0      303,833     (204,070)      99,763
                            ---------------------------------------------------------------------------------------------------

Expenses:
  Legal and Professional
   Fees                           0    2,718,793        0        0      35,000        0    2,753,793            0    2,753,793
  Other                           0            0        0        0           0        0            0            0            0
                            ---------------------------------------------------------------------------------------------------
Total Non-Operating
 Expenses                         0    2,718,793        0        0      35,000        0    2,753,793            0    2,753,793
                            ---------------------------------------------------------------------------------------------------

Net Income (Loss) For
 Period                     ($2,983) ($4,227,193) $60,000 ($60,000)   ($39,574) ($5,848) ($4,275,598)          $0  ($4,275,598)
                            ===================================================================================================

Note 1 - Beginning and ending inventory balances shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.

Note 2 - Interest income at DEMI and SWC is based on the balance of intercompany receivables.

                               IV. BALANCE SHEET
                               -----------------


                                      FVSW               KCI            DEMI               JLP              SWC              SWCI
                                      ----               ---            ----               ---              ---              ----
ASSETS
------
Current
-------
Cash                                                $3,930,830                                            ($7,307)         ($1,000)
Inventory                              53,582       33,198,447                                          3,204,959
Accounts Receivable                                 32,207,932                                            856,625            6,000
Prepaid Expenses                                     1,962,958                                             42,000            1,264
Other - Exhibit E                      76,102        1,268,305       15,689,793                0          370,807                0
                             ------------------------------------------------------------------------------------------------------
  Total Current Assets                129,684       72,568,472       15,689,793                0        4,467,084            6,264
                             ------------------------------------------------------------------------------------------------------

Fixed
-----
Property and Equipment              1,175,330      329,818,404                                         20,722,604        2,285,279
Accumulated Depreciation             (766,898)    (251,138,023)                                       (16,915,271)      (1,863,367)
                             ------------------------------------------------------------------------------------------------------
  Total Fixed Assets                  408,432       78,680,381                0                0        3,807,333          421,912
                             ------------------------------------------------------------------------------------------------------

Other
-----
Restricted Investments                               5,997,136                                            252,123
Prepaid Pension Asset                              144,542,192
Deferred Financing Costs                               831,047
Goodwill                                               751,508
Other - Exhibit F                      40,000       39,168,716                0                0        2,246,871                0
                             ------------------------------------------------------------------------------------------------------
    Total Other Assets                 40,000      191,290,599                0                0        2,498,994                0
                             ------------------------------------------------------------------------------------------------------
    Total Assets                     $578,116     $342,539,452      $15,689,793               $0      $10,773,411         $428,176
                             ======================================================================================================
LIABILITIES
-----------
Current
-------
Pre-Petition Accounts
 Payable                                            18,725,919                                          1,012,833           54,503
Post-Petition Accounts
 Payable                                             2,212,916                                             41,788                0
Pre-Petition Accounts
 Payable - Affiliates              (2,649,073)      87,916,800        5,774,107       15,552,291      (89,758,156)      (1,459,080)
Post-Petition Accounts
 Payable - Affiliates                (262,399)       3,139,344          485,726          796,515          (71,309)        (139,108)
Pre-Petition Accrued
 Expenses - Exhibit G                   3,183       12,511,257           35,632          (36,000)       6,668,380           64,082
Post-Petition Accrued
 Expenses - Exhibit H                       0       16,830,344                0                0           31,856           (3,764)
Post-Petition Accrued
 Professional Fees                                   5,196,458                                              2,939
Post-Petition Accrued
 Other Taxes - Exhibit M                    0           95,033                0                0           50,177             (789)
Pre-Petition Notes
 Payable and Current
 Maturities of
 Long Term Debt                                     28,116,000                                             20,290
Post-Petition Notes
 Payable and Current                                                                                                             0
 Maturities of
 Long Term Debt                                     33,574,637                                            (20,290)
Accrued OPEB Cost                                   11,441,001                           155,000          297,662
Income Taxes Payable
Pre-petition accrued
 pref. Stock dividends                              11,845,805
Post petition accrued
 pref. Stock dividends                              10,856,862
                             ------------------------------------------------------------------------------------------------------
    Total Current
     Liabilities                   (2,908,289)     242,462,376        6,295,465       16,467,806      (81,723,830)      (1,484,156)
                             ------------------------------------------------------------------------------------------------------
Long Term
---------
Pre-Petition Long
 Term Debt                                          32,180,761
Post-Petition Long
 Term Debt                                             138,211
Accrued OPEB Cost                      36,677      122,850,518                         1,446,589       12,088,703
Accrued Pension Cost                                 2,206,114
Pre-Petition Accrued
 Expenses - Exhibit I                       0       11,104,689        3,573,908                0                0                0
Post-Petition Accrued
 Expenses - Exhibit J                       0          (20,996)        (197,152)               0                0                0
                             ------------------------------------------------------------------------------------------------------
    Total Long Term
     Liabilities                       36,677      168,459,297        3,376,756        1,446,589       12,088,703                0
                             ------------------------------------------------------------------------------------------------------
Preferred Stock                                      2,112,000
---------------              ------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
 (DEFICIT)
Common Stock                           10,000       10,798,251                6        2,246,866        5,619,274            1,000
Additional Paid-In Capital                          30,368,634                                         27,579,007
Accumulated Deficit                 3,439,728     (111,648,981)       6,017,566      (20,161,261)      80,767,710        1,911,332
Treasury Stock                                         (12,125)                                       (33,557,453)
                             ------------------------------------------------------------------------------------------------------
    Total Stockholders'
     Equity (Deficit)               3,449,728      (70,494,221)       6,017,572      (17,914,395)      80,408,538        1,912,332
                             ------------------------------------------------------------------------------------------------------

    Total Liabilities &
     Stockholders' Equity
     (Deficit)                       $578,116     $342,539,452      $15,689,793               $0      $10,773,411         $428,176
                             ======================================================================================================

                          ----------------------------


                                     Sub                Elimin-
                                    Total               ations         Total
                                    -----               -------        -----
ASSETS
------
Current
-------
Cash                                $3,922,523                        $3,922,523
Inventory                           36,456,988                        36,456,988
Accounts Receivable                 33,070,557                        33,070,557
Prepaid Expenses                     2,006,222                         2,006,222
Other - Exhibit E                   17,405,007      (16,099,404)       1,305,603
                             ----------------------------------------------------
  Total Current Assets              92,861,297      (16,099,404)      76,761,893
                             ----------------------------------------------------

Fixed
-----
Property and Equipment             354,001,617                       354,001,617
Accumulated Depreciation          (270,683,559)                     (270,683,559)
                             ----------------------------------------------------
  Total Fixed Assets                83,318,058                0       83,318,058
                             ----------------------------------------------------

Other
-----
Restricted Investments               6,249,259                         6,249,259
Prepaid Pension Asset              144,542,192                       144,542,192
Deferred Financing Costs               831,047                           831,047
Goodwill                               751,508                           751,508
Other - Exhibit F                   41,455,587      (41,173,674)         281,913
                             ----------------------------------------------------
    Total Other Assets             193,829,593      (41,173,674)     152,655,919
                             ----------------------------------------------------
    Total Assets                  $370,008,948     ($57,273,078)    $312,735,870
                             ====================================================
LIABILITIES
-----------
Current
-------
Pre-Petition Accounts
 Payable                            19,793,255                        19,793,255
Post-Petition Accounts
 Payable                             2,254,704                         2,254,704
Pre-Petition Accounts
 Payable - Affiliates               15,376,889      (14,904,350)         472,539
Post-Petition Accounts
 Payable - Affiliates                3,948,769       (1,195,054)       2,753,715
Pre-Petition Accrued
 Expenses - Exhibit G               19,246,534                0       19,246,534
Post-Petition Accrued
 Expenses - Exhibit H               16,858,436                0       16,858,436
Post-Petition Accrued
 Professional Fees                   5,199,397                         5,199,397
Post-Petition Accrued
 Other Taxes - Exhibit M               144,421                0          144,421
Pre-Petition Notes
 Payable and Current
 Maturities of
 Long Term Debt                     28,136,290                        28,136,290
Post-Petition Notes
 Payable and Current
 Maturities of
 Long Term Debt                     33,554,347                        33,554,347
Accrued OPEB Cost                   11,893,663                        11,893,663
Income Taxes Payable                         0                                 0
Pre-petition accrued
 pref. Stock dividends              11,845,805                        11,845,805
Post petition accrued
 pref. Stock dividends              10,856,862                        10,856,862
                             ----------------------------------------------------
    Total Current
     Liabilities                   179,109,372      (16,099,404)     163,009,968
                             ----------------------------------------------------
Long Term
---------
Pre-Petition Long
 Term Debt                          32,180,761                        32,180,761
Post-Petition Long
 Term Debt                             138,211                           138,211
Accrued OPEB Cost                  136,422,487                       136,422,487
Accrued Pension Cost                 2,206,114                         2,206,114
Pre-Petition Accrued
 Expenses - Exhibit I               14,678,597                0       14,678,597
Post-Petition Accrued
 Expenses - Exhibit J                 (218,148)               0         (218,148)
                             ----------------------------------------------------
    Total Long Term
     Liabilities                   185,408,022                0      185,408,022
                             ----------------------------------------------------
Preferred Stock                      2,112,000                         2,112,000
---------------              ----------------------------------------------------

STOCKHOLDERS' EQUITY
 (DEFICIT)
Common Stock                        18,675,397       (7,877,145)      10,798,252
Additional Paid-In Capital          57,947,641      (27,579,007)      30,368,634
Accumulated Deficit                (39,673,906)     (39,274,975)     (78,948,881)
Treasury Stock                     (33,569,578)      33,557,453          (12,125)
                             ----------------------------------------------------
    Total Stockholders'
     Equity (Deficit)                3,379,554      (41,173,674)     (37,794,120)
                             ----------------------------------------------------

    Total Liabilities &
     Stockholders' Equity
     (Deficit)                    $370,008,948     ($57,273,078)    $312,735,870
                             ====================================================

Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.

Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

                                   EXHIBIT E
                              OTHER CURRENT ASSETS
                              --------------------

                                                                                                Sub         Elimin-
                              FVSW      KCI          DEMI       JLP        SWC       SWCI      Total        ations         Total
                              ----      ---          ----       ---        ---       ----      -----        -------        -----
Interest Receivable          $1,102                                                              $1,102                     $1,102
Note Receivable              75,000                                                              75,000                     75,000
Intercompany Receivable               1,186,907   15,689,793              370,807            17,247,507   (16,099,404)   1,148,103
Short Term Investments                   20,428                                                  20,428                     20,428
Receivable From EB Plans                 58,543                                                  58,543                     58,543
Stop Loss Receivable                      1,927                                                   1,927                      1,927
Rent Receivable                                                                                       0                          0
Security Deposit                            500                                                     500                        500
                            -------------------------------------------------------------------------------------------------------
    Total Other
     Current Assets         $76,102  $1,268,305  $15,689,793       $0    $370,807       $0  $17,405,007  ($16,099,404)  $1,305,603
                            =======================================================================================================

                                    EXHIBIT F
                             OTHER LONG TERM ASSETS
                             ----------------------

                                                                                                Sub         Elimin-
                              FVSW      KCI          DEMI       JLP        SWC       SWCI      Total        ations         Total
                              ----      ---          ----       ---        ---       ----      -----        -------        -----

Note Receivable             $40,000                                                             $40,000                    $40,000
Rail Cars                               237,113                                                 237,113                    237,113
Investment in Sherman Wire
 Company                             38,915,803                                              38,915,803   (38,915,803)           0
Investment in Fox Valley
 Steel & Wire                            10,000                                                  10,000       (10,000)           0
Investment in Sherman Wire
 of Caldwell Inc.                         1,000                                                   1,000        (1,000)           0
Investment in J.L.
 Prescott/DEMI                                                          2,246,871             2,246,871    (2,246,871)           0
Long Term Insurance
 Receivable                                                                                           0                          0
Deposits                                  4,800                                                   4,800                      4,800
                                                                                                      0                          0
                            -------------------------------------------------------------------------------------------------------
    Total Other
     Long Term Assets       $40,000 $39,168,716           $0       $0  $2,246,871       $0  $41,455,587  ($41,173,674)    $281,913
                            =======================================================================================================


                                    EXHIBIT G
                     PRE-PETITION ACCRUED EXPENSES - CURRENT
                     ---------------------------------------

                                                                                                Sub         Elimin-
                              FVSW      KCI          DEMI       JLP        SWC       SWCI      Total        ations         Total
                              ----      ---          ----       ---        ---       ----      -----        -------        -----
Income Taxes                 $3,183                  $35,632 ($36,000)   ($70,091)             ($67,276)                  ($67,276)
Worker Comp Exp                       1,914,980                              (168)            1,914,812                  1,914,812
Missar Pension                                0                            19,935                19,935                     19,935
Unclaimed Property                        6,487                            17,540                24,027                     24,027
Abandoned Real Estate Exp                     0                           658,744               658,744                    658,744
Legal and Professional
 Fees                                   187,375                           487,932               675,307                    675,307
Self-Insurance Liability              2,403,446                         5,050,166             7,453,612                  7,453,612
Pensions                                      0                            15,704                15,704                     15,704
Salaries/Wages                           71,558                            47,300               118,858                    118,858
Holiday Pay/Vacations                         0                           127,854               127,854                    127,854
FICA - Employer                               0                             3,257                 3,257                      3,257
Federal Unemployment Taxes                    0                             3,397                 3,397                      3,397
State Unemployment Taxes                      0                            20,577                20,577                     20,577
Defined Contribution Plan                     0                            28,615                28,615                     28,615
Medical Insurance                        86,560                            88,737   16,419      191,716                    191,716
Utilities                                     0                             5,049     (110)       4,939                      4,939
Volume Incentive Plan                         0                            72,000                72,000                     72,000
Property Tax                                  0                            32,865    5,973       38,838                     38,838
Sales/Use Tax                                 0                             8,124    1,800        9,924                      9,924
Customer Overpayments                         0                            50,843                50,843                     50,843
Other - Plant Shut-Down                       0                                     40,000       40,000                     40,000
Goods received not
 invoiced                                     0                                                       0                          0
Unearned Revenue                              0                                                       0                          0
Sales Rebates/Discounts                       0                                                       0                          0
Manufacturing Misc                            0                                                       0                          0
EPA                                   7,183,171                                               7,183,171                  7,183,171
Medical Insurance                             0                                                       0                          0
Accrued State Franchise
 Tax                                    172,743                                                 172,743                    172,743
Accrued Bank Service
 Charge                                  (9,925)                                                 (9,925)                    (9,925)
Accrued Interest                        454,639                                                 454,639                    454,639
Accrued travel                           40,223                                                  40,223                     40,223
Accrued taxes - other                                                                                 0                          0
                            -------------------------------------------------------------------------------------------------------
    Total Pre-Petition
    Accrued
    Expenses-Current         $3,183 $12,511,257      $35,632 ($36,000) $6,668,380  $64,082  $19,246,534            $0  $19,246,534
                            =======================================================================================================

                                    EXHIBIT H
                    POST PETITION ACCRUED EXPENSES - CURRENT
                    ----------------------------------------

                                                                                              Sub       Elimin-
                              FVSW      KCI          DEMI       JLP        SWC     SWCI      Total      ations        Total
                              ----      ---          ----       ---        ---     ----      -----      -------       -----
Abandoned Real Estate Exp                   318                          24,655                24,973                 24,973
Pensions                                      0                          48,419                48,419                 48,419
Salaries/Wages                        1,099,612                           6,213             1,105,825              1,105,825
Holiday Pay/Vacations                 4,115,052                         (21,279)            4,093,773              4,093,773
Defined Contribution Plan             1,504,797                          27,481             1,532,278              1,532,278
Medical Insurance                       600,905                         (57,218)  (4,172)     539,515                539,515
Utilities                               530,449                          74,641      408      605,498                605,498
Legal                                   205,719                        (143,395)               62,324                 62,324
Professional Fees                       415,854                                               415,854                415,854
Goods Received Not
 Invoiced                             1,956,830                                             1,956,830              1,956,830
Worker's Compensation                 1,195,775                                             1,195,775              1,195,775
Unearned Revenue                              0                                                     0                      0
Sales Rebates/Discounts               1,603,199                                             1,603,199              1,603,199
EPA                                     351,980                                               351,980                351,980
Miscellaneous                           779,500                          72,339               851,839                851,839
Accrued Bank Service
 Charge                                  56,242                                                56,242                 56,242
Accrued Self-Insurance
 Losses                                  86,900                                                86,900                 86,900
Accrued Interest                        927,212                                               927,212                927,212
Accrued Travel                                0                                                     0                      0
Accrued Management Bonus              1,400,000                                             1,400,000              1,400,000
Accrued Management Fees                       0                                                     0                      0
                            -------------------------------------------------------------------------------------------------
    Total Post Petition
     Accrued Expenses-
     Current                  $0    $16,830,344          $0        $0   $31,856  ($3,764) $16,858,436        $0  $16,858,436
                            =================================================================================================

                                    EXHIBIT I
                    PRE-PETITION ACCRUED EXPENSES - LONG TERM
                    -----------------------------------------

                                                                                              Sub       Elimin-
                              FVSW      KCI          DEMI       JLP        SWC     SWCI      Total      ations        Total
                              ----      ---          ----       ---        ---     ----      -----      -------       -----
Environmental                         3,127,000   3,573,908                                 6,700,908              6,700,908
Workmans Compensation                 1,846,775                                             1,846,775              1,846,775
Accrued Deferred Interest
 Exp.                                   781,715                                               781,715                781,715
L/T Deferred Compensation                24,212                                                24,212                 24,212
Long Term Disability                     32,987                                                32,987                 32,987
L/T Deferred Tax Liability            5,292,000                                             5,292,000              5,292,000
                                                                                                    0                      0
                            -------------------------------------------------------------------------------------------------
    Total Pre-Petition
     Accrued Expenses-
     Long Term                $0    $11,104,689  $3,573,908        $0        $0       $0  $14,678,597        $0  $14,678,597
                            =================================================================================================

                                    EXHIBIT J
                   POST PETITION ACCRUED EXPENSES - LONG TERM
                   ------------------------------------------

                                                                                              Sub       Elimin-
                              FVSW      KCI          DEMI       JLP        SWC     SWCI      Total      ations        Total
                              ----      ---          ----       ---        ---     ----      -----      -------       -----
Workmans Compensation                  ($27,928)                                             ($27,928)              ($27,928)
Long Term Disability                      6,932                                                 6,932                  6,932
Environmental                                      (197,152)                                 (197,152)              (197,152)
                                                                                                    0                      0
                                                                                                    0                      0
                                                                                                    0                      0
                                                                                                    0                      0
                            -------------------------------------------------------------------------------------------------
    Total Post Petition
     Accrued Expenses-
      Long Term                $0      ($20,996)  ($197,152)       $0        $0       $0    ($218,148)       $0    ($218,148)
                            =================================================================================================

                                    EXHIBIT M
                        POST PETITION ACCRUED OTHER TAXES
                        ---------------------------------

                                                                                              Sub       Elimin-
                              FVSW      KCI          DEMI       JLP        SWC     SWCI      Total      ations        Total
                              ----      ---          ----       ---        ---     ----      -----      -------       -----
FICA - Employer                         $18,342                            (710)              $17,632                $17,632
Federal Unemployment Taxes                    0                          (3,366)               (3,366)                (3,366)
State Unemployment Taxes                      0                         (19,588)              (19,588)               (19,588)
Property Tax                            204,891                          70,349     (789)     274,451                274,451
Sales/Use Tax                             1,311                           3,492                 4,803                  4,803
Accrued State Franchise
 Tax                                    (88,305)                                              (88,305)               (88,305)
Miscellaneous                           (41,206)                                              (41,206)               (41,206)
                            -------------------------------------------------------------------------------------------------
    Total Post Petition
     Accrued Other Taxes      $0        $95,033          $0        $0   $50,177    ($789)    $144,421        $0     $144,421
                            =================================================================================================


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